                                                                  EXHIBIT 10.131



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


         This First Amendment to Loan and Security Agreement (this "AMENDMENT") is entered into as of the 19th day of March, 1999, among RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Amendment and listed in EXHIBIT B to the Loan Agreement referred to below (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and THE RADER GROUP, INCORPORATED, a Florida corporation ("RADER"), RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation ("RYSPR") and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 2711 North Haskell Avenue, Suite 2100, LB 21, Dallas Texas 75204, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as Lenders. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement dated October 30, 1998, among Borrowers, Lenders and Agent (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, an Event of Default is in existence under the Loan Agreement as a result of Holdings' failure to comply with the financial covenants in Sections 8.3.1, 8.3.2 and 8.3.3 of the Loan Agreement for the fiscal quarter ending on December 31, 1998 (the "Existing Event of Default"), and Borrowers have requested that Agent and Lenders waive the Existing Event of Default;

         WHEREAS, Ramsay Youth Services, Inc., a Delaware corporation ("RYS"), merged with and into Ramsay Health Care, Inc. ("RHC"), and RHC, as the surviving entity, has changed its name to Ramsay Youth Services, Inc.; and

         WHEREAS, Ramsay Educational Services, Inc. ("RESI") entered into that certain Stock Purchase Agreement, dated as of November 19, 1998, with Bill T. Rader, The Rader Group, Incorporated, a Colorado corporation ("RADER-COLORADO"), and Rader, pursuant to which RESI acquired all of the issued and outstanding capital stock of Rader and Rader-Colorado; and

         WHEREAS, Rader-Colorado merged with and into Rader;

         WHEREAS, RYSPR is a subsidiary of Holdings; and

         WHEREAS, Borrowers have requested that the Loan Agreement be amended
(i) to reflect the change of RHC's name to Ramsay Youth Services, Inc., (ii) to add Rader and RYSPR as Guarantors, and (iii) to amend certain defined terms relating to the financial covenants and certain other terms; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' requests.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:

         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Loan Agreement shall be amended effective March __, 1999 (the "EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 REPRESENTATIONS AND WARRANTIES AND COVENANTS. Section 7.1, Section
8.1 and Section 8.2 of the Loan Agreement and the definition of "Restricted Investment" in Appendix A are amended by deleting the word "Borrower" where it appears in each such Section and definition and inserting the word "Loan Party" in place thereof.

         1.2 AMENDED DEFINITIONS. The definitions contained in APPENDIX A to the Loan Agreement shall be amended as follows:

                  1.2.1 ADJUSTED NET EARNINGS FROM OPERATIONS (OR LOSS). The definition of "Adjusted Net Earnings from Operations (or Loss)" shall be amended to re-letter subparagraph (xi) as subparagraph (xii) and add the following new subparagraph (xi):

                           (xi) 1998 year-end accruals arising from asserted
                  purchase price adjustments related to the West Virginia University Hospital Sale and the Charter Sale; and

                  1.2.2 AGREEMENT. The definition of Agreement shall be amended to read in its entirety as follows:

                           AGREEMENT - the Loan and Security Agreement referred
                  to in the first sentence of this APPENDIX A, all EXHIBITS thereto and this APPENDIX A, all as amended by the First Amendment to the Loan and Security Agreement, dated as of March __, 1999, and as further amended, renewed, extended, and restated from time to time.

                  1.2.3 INTEREST COVERAGE RATIO. The definition of Interest Coverage Ratio shall be amended to read in its entirety as follows:

                           INTEREST COVERAGE RATIO - with respect to any period
                  of determination, the ratio of (1) EBITDA for such period to
                  (ii) cash interest expenses for such period, all as determined in accordance with GAAP; PROVIDED, HOWEVER cash interest expenses shall not include a payment of $239,777 to General Electric Capital Corporation in October, 1998.

         1.3 ADDITIONAL DEFINITIONS. Appendix A to the Loan Agreement shall be amended to add the following definitions to such Appendix:

                           CHARTER SALE - means the sale by Holdings to Charter
                  Behavioral Health Systems, L.L.C. and affiliates of Holdings' contract management business and Bayou Oaks, Coastal Carolina, The Haven and Desert Vista psychiatric hospitals and certain transitional care units and other assets pursuant to that certain Purchase Agreement and purchase and sale contracts of even date therewith between Holdings and Charter Behavioral Health Systems, L.L.C. and the other parties thereto dated as of June 24, 1998, as amended by Amendment No. 1 dated as of September 30, 1998.

                           WEST VIRGINIA UNIVERSITY HOSPITALS SALE - means the
                  sale by Holdings to West Virginia University Hospitals, Inc. of Chestnut Ridge Hospital and other assets pursuant to that certain Asset Purchase Agreement between Holdings, Psychiatric Institute of West Virginia, Inc. and West Virginia University Hospitals, Inc. dated as of July 1, 1998, as amended by Amendment No. 1 dated as of September 30, 1998.

         1.4 AMENDMENT TO EXHIBITS. Exhibits B, D through G, J through M, P, and V to the Loan Agreement shall be amended in their entirety by substituting the attached Exhibits B, D through G, J through M, P, and V.

         1.5 CHANGE OF BORROWER NAME. All references to "Holdings" in the Loan Documents shall be deemed to mean Ramsey Youth Services, Inc.

         SECTION 2. WAIVER. Agent and Lenders hereby waive the Existing Event of Default. This is a limited waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Loan Agreement or any of the other Loan Documents.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 3. If each condition set forth in this SECTION 3 has not been satisfied by March __, 1999, this Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         3.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel a duly executed copy of this Amendment, that certain Security Agreement by and among Rader and RYSPR in favor of Agent for the benefit of Lenders dated the date hereof, that certain Guaranty by and among Rader and RYSPR in favor of Agent for the benefit of Lenders dated the date hereof, that certain Pledge Agreement by and between Ramsay Educational Services, Inc. and Agent for the benefit of Lenders dated the date hereof, that certain Pledge Amendment by Holdings dated the date hereof, amending that certain Pledge Agreement between Holdings and Agent for the benefit of Lenders dated October 30, 1998, and any other Loan Documents together with such additional documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Agent and Lenders and their counsel.

         3.2 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by Borrowers, Rader and RYSPR of this Amendment.

         3.3 NO DEFAULT. No Default or Event of Default shall exist, other than the Existing Event of Default which is waived pursuant to this Amendment.

         3.4 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Amendment, the Agreement or the consummation of the transactions contemplated hereby.

         3.5 PERFECTION OF LIENS IN COLLATERAL. Agent and Lenders shall have received such financing statements on Form UCC-1 or Form UCC-3 (or any other form required by Agent and Lenders) as Agent and Lenders shall require which shall be duly executed and delivered by the appropriate Loan Party.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Agent and Lenders to enter into this Amendment, Borrowers, Rader and RYSPR each hereby represent and warrant to Agent and Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         4.2 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by Borrowers, Rader and RYSPR of this Amendment and all documents, instruments and agreements contemplated herein are within each such Loan Party's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.

         4.3 ENFORCEABILITY. This Amendment constitutes the valid and binding obligation of Borrowers, Rader and RYSPR enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 LEGAL EXPENSES. The Loan Parties hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Lender incurred by Lender, in connection with the preparation, negotiation and execution of this Amendment and all related documents.

         5.4 COUNTERPARTS. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart. However, no party shall be bound by this Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5 COMPLETE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.6 HEADINGS. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.
BETHANY PSYCHIATRIC HOSPITAL, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY LOUISIANA, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.




By:
   ------------------------------------------
   Jorge Rico
   Vice President



H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner

     By:
        ------------------------------------------
        Jorge Rico
        Vice President

GUARANTORS:

THE RADER GROUP, INCORPORATED,
a Florida corporation



By:
   ------------------------------------------
   Jorge Rico
   Vice President



RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation


By:
   ------------------------------------------
   Jorge Rico
   Vice President

                                   Accepted in Dallas, Texas:

                                   FLEET CAPITAL CORPORATION
                                   ("Agent" and "Lender")



                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------